Common Stock Offerings	12 Months Ended
Sep. 30, 2012
Common Stock Offerings

Note 19: Common Stock Offerings

On April 20, 2010, the Company, the Bank and First Charter, MHC adopted a stock issuance plan, pursuant to which First Charter, MHC is offering shares of Company common stock to eligible depositors of CharterBank, Neighborhood Community Bank and McIntosh Commercial Bank, the Company’s tax-qualified employee stock benefit plans, eligible borrowers of CharterBank, and to the extent shares remain available, residents of Alabama and Georgia, the Company’s shareholders other than First Charter, MHC and the general public. Following the incremental stock offering, First Charter, MHC’s total ownership interest in the Company common stock decreased to approximately 61%, and the remaining is owned by the public. Gross common stock proceeds from the offering were $30.6 million, including $2.3 million acquired by the Company’s ESOP (see note 13). Offering expenses, including selling agent fees and expenses, were $4.0 million.

Under the terms of the stock issuance plan, at the conclusion of the incremental stock offering, First Charter, MHC contributed to Charter Financial 4,400,000 shares of common stock which was equal to the number of shares of common stock that the Company sold in the incremental stock offering, and then such contributed shares were cancelled. Accordingly, the total number of outstanding shares of common stock of Charter Financial did not change as a result of the incremental stock offering.

On November 27, 2012 the Charter Financial Corporation Board of Directors adopted a plan of conversion, as amended, to convert from the mutual holding company structure to a full stock company. The Company anticipates filing the appropriate applications with the SEC and the Federal Reserve in December 2012. No offering expenses have been incurred as of September 30, 2012.